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AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1 CONTRACT ID CODE	PAGE OF PAGES
				1	2
2 AMENDMENT/MODIFICATION NO 0050		3 EFFECTIVE DATE See Block 16C	4 REQUISITION/PURCHASE REQ. NO N/A.	5 PROJECT NO. (If applicable)
6. ISSUED BY	CODE	ASPR-BARDA	7 ADMINISTERED BY (IF OTHER THAN ITEM 6)	CODE	ASPR-BARDA02
ASPR- BARDA 200 Independence Ave., S.W. Room 640-G Washington DC 20201			ASPR-BARDA 330 Independence Ave, SW, Rm G640 Washington DC 20201
8 NAME AND ADDRESS OF CONTRACTOR (No., street, county, state, and ZIP Code) CHIMERIX., INC. 1377270 CHIMERIX, INC., 2505 MERIDIAN P 2505 MERIDIAN PKWY STE 340 DURHAM NC 277135246			(X)	9A AMENDMENT OF SOLICITATION NO.
9B DATED (SEE ITEM 11)
			X	10A MODIFICATION OF CONTRACT/ORDER NO. HHSO100201100013C
CODE: 137720		FACILITY CODE:	10B DATED (SEE ITEM 13) 02/16/2011
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
The above numbered, solicitation is amended as set forth in item 14. The hour and date specified for receipt of Offers             is extended is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods: (a) By completing Items 8 and 15, and returning          copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers, FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12 ACCOUNTING AND APPROPRIATION DATA (If Required) N/A.
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).

C THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D OTHER (Specify type of modification and authority) Bilateral: Mutual Agreement of the Parties.
E. IMPORTANT: Contractor	is not	is required to sign this document and return 0 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible )
TAX ID Number: 33-0903395
DUNS Number: 121785997
A. The purpose of this modification is to incorporate the following changes into the contract:
1. For the purposes of incorporating within scope changes to the Statement of Work for CLIN 0004 Only for the performance of [...***...] studies in order to comply with FDA guidance. These within scope changes to CLIN 0004 Only of the contract are necessary for the full completion of CLIN 0004 Only of the contract. As such, Paragraph 5.3.1 Only under CLIN 0004 Only of the contract Only is hereby deleted and replaced with the following:
Continued…

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A NAME AND TITLE OF SIGNER (Type or print) /s/ Michael Alrutz, SVP & General Counsel			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) ETHAN J. MUELLER
15B CONTRACTOR/OFFEROR /s/ Michael Alrutz		15C DATE SIGNED 20 Mar 2018	16B UNITED STATES OF AMERICA (Type or print) /s/ Ethan J. Mueller	16C DATE SIGNED 3/20/18
(Signature of person authorized to sign)			(Signature of Contracting Officer)
NSN 7540-01-152-8070                                            STANDARD FORM 30 (REV. 10-83)

Previous edition unusable	Prescribed by GSA
FAR (48 CFR) 53.243

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CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HHSO100201100013C/0050			Page OF
				2	2
NAME OF OFFEROR OR CONTRACTOR CHIMERIX, INC. 1377270
ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

5.3.1.    [...***...] and [...***...]. A [...***...] study as well as other [...***...] studies will be conducted with [...***...] and [...***...] subject to FDA feedback. [...***...] will be randomized to [...***...] beginning at the [...***...] or the FDA agreed upon trigger for treatment. These studies will include [...***...] and [...***...]. The primary endpoint will be [...***...].
2.    The total amount, scope and period of performance of all other CLINs that are currently being performed under the contract remain unchanged. This modification does not exercise any unexercised Option CLINs under the contract and does not authorize any performance of efforts under any unexercised Option CLINs under the contract. In addition, the total amount, scope and period of performance of all unexercised Option CLINs under the contract remain unchanged. This modification also confirms that all activities under the base period of performance CLIN 0001 were completed as of 31 May 2013 and confirm that all activities under the Option 1/CLIN 002 period of performance were completed as of 30 April 2015.
B.    This is a no cost bilateral modification. All other terms and conditions of Contract Number HHSO100201100013C remain unchanged.

Period of Performance: 02/16/2011 to 09/30/2018

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86) Sponsored by GSA
FAR (48 CFR) 53.110

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